                                                                     EXHIBIT (j)

[KPMG letterhead]



                          Independent Auditors' Consent



The Board of Directors
Fortis Series Fund, Inc.


We consent to the use of our report incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Financial Statements" in Part B of the Registration Statement.




                                             /s/ KPMG LLP

                                             KPMG LLP


Minneapolis, Minnesota
April 28, 2000